UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2016

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K of Centene Corporation ("Centene") filed with the SEC on March 24, 2016 related to our completed acquisition of Health Net, Inc. ("Health Net"). The purpose of this Amendment is to include historical pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
Centene and Health Net unaudited pro forma condensed combined statement of operations and explanatory notes for the year ended December 31, 2015 which are attached as Exhibit 99.1 hereto and incorporated by reference herein.
(d) Exhibits.
See Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 10, 2016	By:	/s/ JEFFREY A. SCHWANEKE
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined statement of operations and explanatory notes for the year ended December 31, 2015